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                                                                    EXHIBIT 21.1

                     SCHEDULE OF WHOLLY OWNED SUBSIDIARIES

COMPANY NAME                                                     COUNTRY

1.      GTS Group, Inc.                                          Delaware
2.      GTS Carrier Services, Inc.                               Delaware
3.      San Francisco/Moscow Teleport, Inc.                      Delaware
4.      GTS Equipment, Inc.                                      Delaware
5.      SFMT, Inc.                                               Delaware
6.      GTS Financial Services, Inc.                             Delaware
7.      SFMT-China, Inc.                                         Delaware
8.      Global TeleSystems, Inc.                                 Delaware
9.      GTS European Telecommunications Corp.                    Delaware
10.     GTS-Czech, Inc.                                          Delaware
11.     C-Datacom International, Inc.                            Delaware
12.     GTS-Europe South, Inc.                                   Delaware
13.     GTS-Carrier Services, Inc.                               Delaware
14.     GTS-Hungaro, Inc.                                        Delaware
15.     GTS-Poland, Inc.                                         Delaware
16.     GTS Wholesale Services, Inc.                             Delaware
17.     GTS Transpacific Ventures Limited                        Delaware
18.     GTS-India, Inc.                                          Delaware
19.     GTS-Bulgaria, Inc.                                       Delaware
20.     GTS CitiNet, Inc.                                        Delaware
21.     GTS European Business Access Services, Inc.              Delaware
22.     GTS-Hungary Holding, Inc.                                Delaware
23.     GTS-Romania, Inc.                                        Delaware
24.     Global Telesystems (Property) Limited                    United Kingdom
25.     NetCom Internet Ltd.                                     United Kingdom
26.     Global TeleSystems (Belgium) S.A.                        Belgium
27.     GTS S.A.M.                                               Monaco
28.     GTS Wholesale Services S.A.M.                            Monaco
29.     GTS TransAtlantic Carrier Services, Ltd.                 Bermuda
30.     GTS TransAtlantic Holdings Ltd.                          Bermuda
31.     GTS TransAtlantic Carrier Services (UK) Ltd.             United Kingdom
32.     NetSource Europe asa                                     Norway
33.     Global TeleSystems Group Norge AS                        Norway
34.     NetSource Sverige AB                                     Sweden
35.     GTS Danmark AS                                           Denmark
36.     GTS Benelux BV                                           Netherlands
37.     Westcom Gesellschaft fur Telekommunikation GmbH          Germany
38.     GTS Business Services (Ireland) Ltd.                     Ireland
39.     NetSource Phone System AB                                Sweden
40.     NetSource Communication AB                               Sweden
41.     NetSource Beltegoed BV                                   Netherlands
42.     GTS Benelux Sarl                                         Luxembourg
43.     NS Invest IV AS                                          Norway
44.     NS Invest III AS                                         Norway


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                     SCHEDULE OF WHOLLY OWNED SUBSIDIARIES

         COMPANY NAME                                            COUNTRY

45.     NS Invest II AS                                          Norway
46.     Global TeleSystems (Europe) Limited                      United Kingdom
47.     Esprit Telecom Networks, Ltd.                            United Kingdom
48.     Telecom Europa Limited                                   United Kingdom
49.     Global TeleSystems (Jersey) Ltd.                         Jersey
50.     Esprit Telecom International Ltd.                        Jersey
51.     Global TeleSystems (UK) Limited                          United Kingdom
52.     Esprit Telecom Holdings Ltd.                             United Kingdom
53.     Icomnet SA                                               BVI
54.     Esprit Telecom Management Ltd.                           Jersey
55.     Esprit Telecom Europe B.V.                               Netherlands
56.     Global TeleSystems Holdings GmbH                         Germany
57.     Global TeleSystems (Espana) SA                           Spain
58.     Global TeleSystems (Nederland) BV                        Netherlands
59.     Esprit Telecom France SA                                 France
60.     GTS Italia Srl                                           Italy
61.     Omnicom SA                                               France
62.     Omnicom Direct SA                                        Spain
63.     Omnicom Spa                                              Italy
64.     GTS Business Services (Switzerland) SA                   Switzerland
65.     Jean Rondeaux SCI                                        France
66.     Swift Global Netherlands BV                              Netherlands
67.     Interaktieve Media Services BV                           Netherlands
68.     IMS Plus Beheer BV                                       Netherlands
69.     Global TeleSystems (Deutschland) GmbH                    Germany
70.     Global TeleSystems Technical Services GmbH               Germany
71.     Global TeleSystems Netzwerk GmbH & CoKg                  Germany
72.     Plusnet Management GmbH                                  Germany
73.     GTS Telecom Management Services (Ireland) Ltd.           Ireland
74.     GTS European Holding Spain, S.L.                         Spain
75.     GTS Access Services (Spain) S.L.                         Spain
76.     GTS Services (Italy) srl                                 Italy
77.     GTS Finland OY                                           Finland
78.     GTS Business Services (UK) Ltd.                          United Kingdom
79.     GTS Business Services (Ireland) Ltd.                     Ireland
80.     GTS Business Services (Portugal) LDA                     Portugal
81.     SFM Teleport (Switzerland) AG                            Switzerland
82.     GTS Business Services (Germany) GmbH                     Germany
83.     GTS Business Services (France) sarl                      France
84.     GTS Business Services (Italy) srl                        Italy
85.     Global TeleSystems (Sverige) AB                          Sweden
86.     GTS Business Services (Netherlands) B.V.                 Netherlands
87.     GTS Business Services (Spain) S.L.                       Spain
88.     GTS Business Services GmbH                               Austria


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                      SCHEDULE OF WHOLLY OWNED SUBSIDIARIES

         COMPANY NAME                                            COUNTRY

89.      Global TeleSystems (Norge) AS                           Norway
90.      GTS Business Services (Denmark) A/S                     Denmark
100.     SC GTS Romania SRL                                      Romania
101.     GTS Bulgaria EOOD                                       Bulgaria
102.     GTS CzechCom s.r.o.                                     Czech Republic
103.     GTS CzechNet s.r.o.                                     Czech Republic
104.     GTS Czech a.s.                                          Czech Republic
105.     NetForce s.r.o.                                         Czech Republic
106.     GTS INEC s.r.o.                                         Czech Republic
107.     GTS INEC s.r.o.                                         Slovakia

                               COMPANY'S VENTURES

         COMPANY NAME                                            COUNTRY

108.     Global TeleSystems Europe B.V.                          Netherlands
109.     Global TeleSystems Europe Holdings B.V.                 Netherlands
110.     GTS Transatlantic Limited                               Ireland
111.     GTS Network Services (Belgium) B.V.B.A.                 Belgium
112.     Hermes Europe Railtel (US) Inc.                         Delaware
113.     GTS Carrier Services (Spain) S.L.                       Spain
114.     GTS Carrier Services (Switzerland) GmbH                 Switzerland
115.     GTS Support Services (Belgium) BVBA                     Belgium
116.     GTS Carrier Services (Germany) GmbH                     Germany
117.     GTS Carrier Services (France) Sarl                      France
118.     GTS Carrier Services (Italy) s.r.l.                     Italy
119.     GTS Carrier Services (Denmark) Aps                      Denmark
120.     GTS Carrier Services (Ireland) Ltd.                     Ireland
121.     GTS Network (Ireland) Ltd.                              Ireland
122.     GTS Carrier Services (Czech) s.r.o.                     Czech Republic
123.     GTS Carrier Services (Vienna) GmbH                      Austria
124.     GTS Carrier Services (Sweden) AB                        Sweden
125.     GTS Carrier Services (UK) Limited                       United Kingdom
126.     Ebone A/S                                               Denmark
127.     Global TeleSystems (Denmark) AS                         Denmark
128.     FLAG Atlantic Limited                                   Bermuda
129.     FLAG Atlantic USA Limited                               Delaware
130.     FLAG Atlantic UK Limited                                United Kingdom
131.     FLAG Atlantic (France) sarl                             France
132.     GTS-Ukraine                                             Ukraine
133.     GTS Hungary Telecommunications Ltd.                     Hungary
134.     GTS Central European Holding & Advisory JSC             Hungary
135.     DataNet Telecom Ltd.                                    Hungary
136.     PST Sp. zoo                                             Poland


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                               COMPANY'S VENTURES

           COMPANY NAME                                          COUNTRY

137.       Jatel Sp. z.o.o.                                      Poland
138.       ProNet Communications Sp. z.o.o.                      Poland
139.       ATOM S.A.                                             Poland
140.       IT Communications S.A.                                Poland
141.       Internet Technologies Polska Sp. z.o.o.               Poland
142.       Dattel a.s.                                           Czech Republic
143.       Sitel-VSAT s.r.o.                                     Slovakia
144.       MetroNet                                              Czech Republic
145.       Fincom-Terrex, Spol, s.r.o.                           Czech Republic
146.       AGIS Telekomunikace s.r.o.                            Czech Republic
147        Dattel Kabel a.s.                                     Czech Republic
148.       INNET s.r.o.                                          Czech Republic
149.       SA Telcom                                             Kazakhastan
150.       Sovam Teleport Kiev Division, LLC                     Ukraine
151.       TeleRoss                                              Russia
152.       EDN Sovintel                                          Russia
153.       TeleRoss-Irkutsk                                      Russia
154.       TeleRoss-Ufa                                          Russia
155.       TeleRoss-Novosibirsk                                  Russia
156.       TeleRoss-Vladivostok                                  Russia
157.       TeleRoss-Tiumen                                       Russia
158.       TeleRoss-Khabarovsk                                   Russia
159.       TeleRoss-Volgograd                                    Russia
160.       GT Equipment Services, Inc.                           Delaware
161.       SFMT-CIS, Inc.                                        Delaware
162.       Golden Telecom, Inc.                                  Delaware
163.       GTS Finance, Inc.                                     Delaware
164.       SFMT-Datacom, Inc.                                    Delaware
165.       Sovinet, Inc.                                         Delaware
166.       GTS-Vox Limited                                       United Kingdom
167.       SFMT-Rusnet, Inc.                                     Delaware
168.       TeleRoss -Ekaterinburg                                Russia
169.       TeleRoss-Nizhny Novgorod                              Russia
170.       TeleRoss-Archangelsk                                  Russia
171.       TeleRoss-Voronezh                                     Russia
172.       TeleRoss-Samara                                       Russia
173.       TeleRoss-Komi                                         Russia
174.       TeleRoss-Kubanelectrosviaz                            Russia
175.       Golden TeleServices, Inc.                             Delaware
176.       TeleSystems Services, Inc.                            Delaware
177.       GTS Mobile Services, Inc.                             Delaware
178.       Golden Telecom Group, Inc.                            Delaware
179.       GTS Ukrainian TeleSystems LLC                         Delaware
180.       Golden Telecom                                        Ukraine


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

                               COMPANY'S VENTURES

           COMPANY NAME                                          COUNTRY

181.       CellUkraine Limited                                   Delaware
182.       LLC Invest Holding                                    Ukraine
183.       Vostok Mobile B.V.                                    Netherlands
184.       Vostok Mobile Trade                                   Russia
185.       AltaySviaz                                            Russia
186.       Penza Mobile                                          Russia
187.       Astrahan Mobile                                       Russia
188.       Votec Mobile                                          Russia
189.       Chuvashi Mobile                                       Russia
190.       Lipetsk Mobile                                        Russia
191.       Archangelsk Mobile Networks                           Russia
192.       Saratov Mobile                                        Russia
193.       Volgograd Mobile                                      Russia
194.       Murmansk Mobile Network                               Russia
195.       Parma Mobile                                          Russia
196.       Primtelephone                                         Russia
197.       BashUnicel                                            Russia
198.       Mar Mobile                                            Russia
199.       Novgorod Telecommunications                           Russia
200.       Unicel Ivanovo                                        Russia
201.       Unicel Bryansk                                        Russia
202.       Unicel Kostroma                                       Russia
203.       Unicel Orel                                           Russia
204.       Unicel Yaroslavl                                      Russia
205.       GTS China Investments, L.L.C.                         Delaware
206.       American China Investment Corp.                       Canada
207.       Beijing Tianmu Satellite Communications               China
           Technology Co., Ltd.
208.       Shanghai Global Intelligent TeleSystems Co., Ltd.     China
209.       Shanghai V-Tech Telecommunications and                China
           Engineering LLC


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